LEASE (Net investment in direct financing leases) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
NET INVESTMENT IN DIRECT FINANCING LEASES
Minimum lease payments to be received	¥ 41,304	$ 6,330	¥ 68,520
Unearned income	(2,539)	(389)	(6,196)
Net investment in direct finance leases	38,765	5,941	62,324
Current	25,045	3,838	35,240
Non-current	13,720	2,103	27,084
Total	¥ 38,765	$ 5,941	¥ 62,324